AMENDMENT NO. 1 TO third AMENDED AND RESTATED
CREDIT AGREEMENT

This Amendment No. 1 to Third Amended and Restated Credit Agreement (this “Amendment”), dated as of July 29, 2019, is made by and among GRANITE CONSTRUCTION INCORPORATED, a Delaware corporation (the “Company” and a “Borrower”), GRANITE CONSTRUCTION COMPANY, a California corporation (“GCC” and a “Borrower”), GILC INCORPORATED, a California corporation (“GILC” and a “Borrower”, and together with the Company and GCC, collectively the “Borrowers”), each of the Guarantors (as defined in the Credit Agreement (as defined below)) signatory hereto, BANK OF AMERICA, N.A., a national banking association organized and existing under the laws of the United States (“Bank of America”), in its capacity as administrative agent for the Lenders (as defined in the Credit Agreement) (in such capacity, the “Administrative Agent”), and each of the Lenders signatory hereto.

W I T N E S S E T H:

WHEREAS, each of the Borrowers, Bank of America, as Administrative Agent, and the Lenders from time to time party thereto have entered into that certain Third Amended and Restated Credit Agreement dated as of May 31, 2018 (as amended, modified, supplemented, restated, or amended and restated, from time to time the “Existing Credit Agreement,” and the Existing Credit Agreement as amended by this Amendment, the “Credit Agreement”); capitalized terms used in this Amendment not otherwise defined herein shall have the respective meanings given thereto in the Credit Agreement), pursuant to which the Lenders have made available to the Borrowers a term loan facility and a revolving credit facility, including a letter of credit subfacility and a swing line loan subfacility; and

WHEREAS, each of the Guarantors has entered into a Guaranty pursuant to which it has guaranteed certain or all of the obligations of the Borrowers under the Credit Agreement and the other Loan Documents; and

WHEREAS, the Borrowers have requested that the Administrative Agent and the Lenders agree to amend the Existing Credit Agreement to restructure the required Consolidated Leverage Ratio levels and curtained defined terms related thereto; and

WHEREAS, the Administrative Agent and the Lenders are willing to amend the Existing Credit Agreement as set forth below on the terms and conditions contained in this Amendment;

NOW, THEREFORE, in consideration of the premises and further valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.Amendments to Credit Agreement.  Subject to the terms and conditions set forth herein:

(a)The definition of “Consolidated EBITDA” in Section 1.01 of the Credit Agreement shall be amended so that, after giving effect to this Amendment, “Consolidated EBITDA” shall read in its entirety as set forth below:

““Consolidated EBITDA” means, for any Subject Period, for the Company and its Subsidiaries on a consolidated basis (excluding, however, any Project Debt Entity), an amount equal to Consolidated Net Income for such period plus Consolidated Tax Expenses for such period and the following to the extent deducted in calculating such Consolidated Net Income: (a) Consolidated Interest Expense for such period, (b) depreciation and amortization expense for

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such period, (c) any non-cash charges for such period including, but not limited to, (i) non-cash expenses related to stock and equity options, (ii) non-cash expenses related to an Acquisition, and (iii) non-cash impairment charges (excluding any such non-cash charges that represent the accrual of, or reserve for, anticipated cash charges in any future period), (d) one-time, non-recurring cash fees and expenses, not to exceed $10,000,000 for all Acquisitions, related to cost savings, restructuring, severance, integration, or consolidation related to an Acquisition, and to include without limitation advisory, legal, financing, and consulting fees related to an Acquisition, incurred during such Subject Period in connection with the signing a definitive agreement, and (e) any write-downs associated with the Tappan Zee, I35 and PA500 construction projects for the fiscal quarters ending June 30, 2019, September 30, 2019, December 31, 2019 and March 31, 2020 in an amount not to exceed $68,000,000 in the aggregate; provided that all components of Consolidated EBITDA for such period shall include or exclude, as the case may be, without duplication, on the same basis and in a manner consistent with the foregoing provisions of this definition, such components of Consolidated EBITDA attributable to any Investment permitted pursuant to Section 7.02(n) other than Construction JV Investments arising in the Ordinary Course of Business consummated during such period or any business or assets that have been Disposed of after the first day of such period and prior to the end of such period, in each case as determined on a pro forma basis, in accordance with Regulation S-X promulgated by the SEC.”

(b)Section 7.12(b) of the Credit Agreement (Consolidated Leverage Ratio) shall be amended so that, after giving effect to this Amendment, Section 7.12(b) shall read in its entirety as set forth below:

“(b)Consolidated Leverage Ratio.  Permit the Consolidated Leverage Ratio as of the last day of any fiscal quarter to be greater than (i) for the fiscal quarters ending June 30, 2019, September 30, 2019, December 31, 2019 and March 31, 2020, 3.25 to 1.00; and (ii) for the fiscal quarter ending June 30, 2020 and each fiscal quarter ending thereafter, 3.00 to 1.00; provided that during any Collateral Release Period, the Company shall not permit the Consolidated Leverage Ratio as of the last day of any fiscal quarter to be greater than 2.50 to 1.00; provided, however, for each of the four consecutive fiscal quarters ending after any Acquisition permitted hereunder with total cash consideration in excess of $100,000,000 occurs (excluding, however, the four consecutive fiscal quarters ending June 30, 2019, September 30, 2019, December 31, 2019 and March 31, 2020), the Consolidated Leverage Ratio as of the last day of each such fiscal quarter shall not exceed 3.50 to 1.00.”

(c)Section 7.02 of the Credit Agreement (Investments) shall be amended by deleting the word “and” at the end of subsection (m), creating a new subsection (n), moving current subsection (n) to a new subsection (o), so that, after giving effect to this Amendment, Sections 7.12(m), (n) and (o) shall read in their entirety as set forth below:

“(m)to the extent constituting Investments, Contingent Acquisition Obligations in respect of any Acquisition, Investment or Disposition otherwise permitted hereunder;

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(n)during the four consecutive fiscal quarters ending June 30, 2019, September 30, 2019, December 31, 2019 and March 31, 2020, new cash Investments in the Tappan Zee, I4 and PA500 construction projects in an aggregate amount not to exceed $75,000,000; and

(o)Investments not otherwise permitted under clauses (a) through (n) above in an amount not to exceed $35,000,000 at any time outstanding.”

(d)Amendment to Exhibit D.  Exhibit D (Form of Compliance Certificate) to the Credit Agreement is hereby amended and restated in its entirety in the form of Exhibit D attached hereto.

2.Applicable Rate.  Notwithstanding anything to the contrary contained in the definition of “Applicable Rate” in Section 1.01 of the Credit Agreement, from the date hereof to the first Business Day immediately following the date of delivery of the Compliance Certificate for the fiscal quarter ending June 30, 2020, Pricing Level 6 shall apply.

3.Effectiveness; Conditions Precedent.  This Amendment and the amendments to the Existing Credit Agreement provided in Section 1 hereof shall be effective as of the date first written above upon the satisfaction of the following conditions precedent:

(a)the Administrative Agent shall have received counterparts of this Amendment, duly executed by each Borrower, the Administrative Agent, and the Required Lenders; and

(b)(i) the Amendment Fee (as defined in that certain Engagement Letter – Amendment to the Senior Credit Facility, dated as of July 22, 2019, between the Company and Bank of America) shall have been received by the Administrative Agent for each Lender executing this Amendment by 5:00 p.m. (New York time) on July 25, 2019 for the account of such Lender, paid to the Administrative Agent, equal to 0.10% (10.0 bps) multiplied by each such Lender’s aggregate outstanding loans and unused commitments as of the date hereof immediately prior to giving effect to the Amendment; (ii) any fees as may have been agreed to separately in writing shall have been received by the applicable Arrangers and Lenders; and (iii) all other reasonable fees and expenses incurred or payable in connection with the execution and delivery of this Amendment (including the reasonable fees and expenses of counsel to the Administrative Agent) that have been requested to be paid on or before the date hereof shall have been paid in full.

4.Representations and Warranties.  In order to induce the Administrative Agent and the Lenders to enter into this Amendment, the Borrowers represent and warrant to the Administrative Agent and the Lenders as follows:

(a)The representations and warranties made by the Borrowers in Article V of the Credit Agreement and in each of the other Loan Documents to which it is a party are, in each case, true and correct in all material respects on and as of the date hereof, except to the extent that such representations and warranties expressly relate to an earlier date;

(b)The Persons appearing as Guarantors on the signature pages to this Amendment constitute all Persons who are required to be Guarantors pursuant to the terms of the Credit Agreement and the other Loan Documents, including without limitation all Persons who became Subsidiaries or were otherwise required to become Guarantors after the Closing Date and prior to

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the date hereof, except as explicitly noted in Section 6.14(e) of the Credit Agreement, and each of such Persons has become and remains a party to a Guaranty as a Guarantor;

(c)This Amendment has been duly authorized, executed and delivered by the Borrowers and the Guarantors and constitutes a legal, valid and binding obligation of such parties, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws generally affecting the rights of creditors, and subject to equitable principles of general application; and

(d)After giving effect to this Amendment, no Default or Event of Default has occurred and is continuing; and no default or event of default under the Permitted Notes Documents exists, or would result from the effectiveness of this Amendment.

5.Consent of the Guarantors.  Each of the Guarantors hereby consents, acknowledges and agrees to the amendments set forth herein and hereby confirms and ratifies in all respects the Guaranty to which such Guarantor is a party (including without limitation the continuation of such Guarantor’s payment and performance obligations thereunder upon and after the effectiveness of this Amendment and the amendments and consents contemplated hereby) and the enforceability of such Guaranty against such Guarantor in accordance with its terms.

6.Entire Agreement.  This Amendment, together with all the Loan Documents (collectively, the “Relevant Documents”), sets forth the entire understanding and agreement of the parties hereto in relation to the subject matter hereof and supersedes any prior negotiations and agreements among the parties relating to such subject matter.  No promise, condition, representation or warranty, express or implied, not set forth in the Relevant Documents shall bind any party hereto, and no such party has relied on any such promise, condition, representation or warranty.  Each of the parties hereto acknowledges that, except as otherwise expressly stated in the Relevant Documents, no representations, warranties or commitments, express or implied, have been made by any party to the other in relation to the subject matter hereof or thereof.  None of the terms or conditions of this Amendment may be changed, modified, waived or canceled orally or otherwise, except in writing and in accordance with Section 10.01 of the Credit Agreement.

7.Full Force and Effect of Credit Agreement.  Except as hereby specifically amended, waived, modified or supplemented, the Credit Agreement is hereby confirmed and ratified in all respects and shall be and remain in full force and effect according to its respective terms.

8.Counterparts.  This Amendment may be executed in any number of counterparts, each of which shall be deemed an original as against any party whose signature appears thereon, and all of which shall together constitute one and the same instrument.  Delivery of an executed counterpart of a signature page of this Amendment by telecopy, facsimile or other electronic transmission (including .pdf) shall be effective as delivery of a manually executed counterpart of this Amendment.

9.Governing Law.  This Amendment shall in all respects be governed by, and construed in accordance with, the laws of the State of California applicable to contracts executed and to be performed entirely within such State, and shall be further subject to the provisions of Sections 10.14 and 10.15 of the Credit Agreement.

10.Enforceability.  Should any one or more of the provisions of this Amendment be determined to be illegal or unenforceable as to one or more of the parties hereto, all other provisions nevertheless shall remain effective and binding on the parties hereto.

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11.References.  All references in any of the Loan Documents to the “Credit Agreement” shall mean the Credit Agreement, as amended hereby.

12.Successors and Assigns.  This Amendment shall be binding upon and inure to the benefit of the Borrowers, the Administrative Agent and each of the Guarantors and Lenders, and their respective successors, legal representatives, and assignees to the extent such assignees are permitted assignees as provided in Section 10.06 of the Credit Agreement.

13.No Novation.  Neither the execution and delivery of this Amendment nor the consummation of any other transaction contemplated hereunder is intended to constitute a novation of the Credit Agreement or of any of the other Loan Documents or any obligations thereunder.

[Signature pages follow.]

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IN WITNESS WHEREOF, the parties hereto have caused this instrument to be made, executed and delivered by their duly authorized officers as of the day and year first above written.

BORROWERS:

GRANITE CONSTRUCTION INCORPORATED

By:_/s/ Jigisha Desai_____________________

Name:     Jigisha Desai

Title:     Senior Vice President and CFO

By:_/s/ Kenneth B Olson__________________

Name:     Kenneth B Olson

Title:     VP and Treasurer

GRANITE CONSTRUCTION COMPANY

By:_/s/ Jigisha Desai_____________________

Name:     Jigisha Desai

Title:     Senior Vice President and CFO

By:_/s/ Kenneth B Olson__________________

Name:     Kenneth B Olson

Title:     VP and Treasurer

GILC INCORPORATED

By:_/s/ Jigisha Desai_____________________

Name:     Jigisha Desai

Title:     Senior Vice President and CFO

By:_/s/ Kenneth B Olson__________________

Name:     Kenneth B Olson

Title:     VP and Treasurer

Granite Construction Incorporated

Amendment No. 1 to Third Amended and Restated Credit Agreement

Signature Page

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GUARANTORS:

GRANITE CONSTRUCTION INCORPORATED

By:_/s/ Jigisha Desai_____________________

Name:Jigisha Desai

Title:     Senior Vice President and CFO

By:_/s/ Kenneth B Olson__________________

Name:  Kenneth B Olson

Title:    VP and Treasurer

GRANITE CONSTRUCTION COMPANY

By:_/s/ Jigisha Desai_____________________

Name:  Jigisha Desai

Title:    Senior Vice President and CFO

By:_/s/ Kenneth B Olson__________________

Name:  Kenneth B Olson

Title:    VP and Treasurer

GRANITE CONSTRUCTION NORTHEAST,

INC.

By:_/s/ Jigisha Desai_____________________

Name: Jigisha Desai

Title:     Senior Vice President and CFO

By:_/s/ Kenneth B Olson__________________

Name:  Kenneth B Olson

Title:    VP and Treasurer

Granite Construction Incorporated

Amendment No. 1 to Third Amended and Restated Credit Agreement

Signature Page

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INTERMOUNTAIN SLURRY SEAL, INC.

By:_/s/ Kathleen Schreckengost____________

Name:  Kathleen Schreckengost

Title:    V.P. and Treasurer

By:_/s/ Darren S. Beevor_________________

Name:  Darren S. Beevor

Title:    V.P. and Controller

GILC INCORPORATED

By:_/s/ Jigisha Desai_____________________

Name:  Jigisha Desai

Title:     Senior Vice President and CFO

By:_/s/ Kenneth B Olson__________________

Name:  Kenneth B Olson

Title:    VP and Treasurer

KENNY CONSTRUCTION COMPANY

By:_/s/ Jigisha Desai_____________________

Name:  Jigisha Desai

Title:     Senior Vice President and CFO

By:_/s/ Kenneth B Olson__________________

Name:  Kenneth B Olson

Title:    VP and Treasurer

LAYNE CHRISTENSEN COMPANY

By:_/s/ Jigisha Desai_____________________

Name: Jigisha Desai

Title:     Senior Vice President and CFO

By:_/s/ Kenneth B Olson__________________

Name:  Kenneth B Olson

Title:VP and Treasurer

Granite Construction Incorporated

Amendment No. 1 to Third Amended and Restated Credit Agreement

Signature Page

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ADMINISTRATIVE AGENT:

BANK OF AMERICA, N.A.,

as Administrative Agent

By:_/s/ Bridgett J. Manduck Mowry_________

Name:  Bridgett J. Manduk Mowry

Title:Vice President

Granite Construction Incorporated

Amendment No. 1 to Third Amended and Restated Credit Agreement

Signature Page

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LENDERS:

BANK OF AMERICA, N.A., as a Lender, Swing

Line Lender and L/C Issuer

By:_/s/ Mukesh Singh____________________

Name:  Mukesh Singh

Title:Director

Granite Construction Incorporated

Amendment No. 1 to Third Amended and Restated Credit Agreement

Signature Page

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BANK OF THE WEST

By:_/s/ Adriana Collins_________________

Name:  Adriana Collins

Title:Director

Granite Construction Incorporated

Amendment No. 1 to Third Amended and Restated Credit Agreement

Signature Page

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U.S. BANK NATIONAL ASSOCIATION

By:_/s/ Jeff Benedix_____________________

Name:  Jeff Benedix

Title:    Vice President

Granite Construction Incorporated

Amendment No. 1 to Third Amended and Restated Credit Agreement

Signature Page

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bmo harris bank, n.a.

By:_/s/ Mike Gift_____________________

Name:  Mike Gift

Title:   Director

Granite Construction Incorporated

Amendment No. 1 to Third Amended and Restated Credit Agreement

Signature Page

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COMPASS BANK

By:_/s/ Aaron Loyd____________________

Name:  Aaron Loyd

Title:    Director

Granite Construction Incorporated

Amendment No. 1 to Third Amended and Restated Credit Agreement

Signature Page

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HSBC BANK USA, NATIONAL ASSOCIATION

By:_/s/ Tyler J. Mei__________________

Name:  Tyler J. Mei

Title:     Vice President

Granite Construction Incorporated

Amendment No. 1 to Third Amended and Restated Credit Agreement

Signature Page

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branch banking and trust company

By:_/s/ Vicount P. Cornwall_____________

Name:  Vicount P. Cornwall

Title:     Senior Vice President

Granite Construction Incorporated

Amendment No. 1 to Third Amended and Restated Credit Agreement

Signature Page

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COMERICA BANK

By:_/s/ Mark Skrzynski________________

Name:  Mark Skrzynski

Title:    Vice President

Granite Construction Incorporated

Amendment No. 1 to Third Amended and Restated Credit Agreement

Signature Page

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EXHIBIT D

TO

AMENDMENT NO. 1 TO THIRD AMENDED AND RESTATED

CREDIT AGREEMENT

Form of Compliance Certificate

See attached.

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EXHIBIT D

form of COMPLIANCE CERTIFICATE

Financial Statement Date:              , 20__

To:	Bank of America, N.A., as Administrative Agent

Ladies and Gentlemen:

The undersigned refers to that certain Third Amended and Restated Credit Agreement, dated as of May 31, 2018 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Credit Agreement”), among Granite Construction Incorporated, a Delaware corporation (the “Company” and a “Borrower”), Granite Construction Company, a California corporation (“GCC” and a “Borrower”), and GILC Incorporated, a California corporation (“GILC” and a “Borrower”, and together with Company and GCC, collectively, the “Borrowers”), the financial institutions from time to time party thereto (collectively, the “Lenders”) and Bank of America, N.A., as Administrative Agent, Collateral Agent, Swing Line Lender and L/C Issuer (the “Administrative Agent”). Unless otherwise defined herein, each capitalized term used herein has the meaning assigned thereto in the Credit Agreement.

The undersigned Responsible Officer of the Company hereby certifies, on behalf of the Company and not individually, as of the date hereof that s/he holds the office of ________________ with the Company, that, as such, s/he is authorized to execute and deliver this Certificate to the Administrative Agent on behalf of the Company and its Subsidiaries, and that:

1.Attached hereto or posted on the Company’s website or posted on the website of the Securities and Exchange Commission at www.sec.gov is:

(a)a consolidated balance sheet of the Company and its Subsidiaries as at the end of the fiscal year ended [_______________, 20__] (the “Subject Fiscal Year”), and the related consolidated statements of income or operations, shareholders’ equity and cash flows for the Subject Fiscal Year, setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail, prepared in accordance with GAAP and are not subject to any qualifications or exceptions as to the scope of the audit nor to any qualifications and exceptions that are not reasonably acceptable to the Required Lenders; or

(b)an SEC Form 10-K for the Company (excluding the exhibits thereto) relating to the fiscal year ended [___________, 20__]; or

(c)a consolidated balance sheet of the Company and its Subsidiaries as at the end of the fiscal quarter ended [_______________, 201_] (the “Subject Fiscal Quarter”), and the related consolidated statements of income or operations, shareholders’ equity and cash flows for the Subject Fiscal Quarter and for the portion of the Company’s fiscal year then ended, setting forth in each case in comparative form the figures for the

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corresponding fiscal quarter of the previous fiscal year and the corresponding portion of the previous fiscal year, all in reasonable detail and certified by a Responsible Officer of the Company as fairly presenting the financial condition, results of operations, shareholders’ equity and cash flows of the Company and its Subsidiaries in accordance with GAAP, subject only to normal year-end audit adjustments and the absence of footnotes; or

(d)an SEC Form 10-Q for the Company (excluding the exhibits thereto) relating to the fiscal quarter ended [___________, 20__].

2.The financial statements referred to in Paragraph 1 fairly present, in all material respects, the consolidated financial position and the results of operations of the Company and its Subsidiaries.

3.The undersigned has reviewed and is familiar with the terms of the Credit Agreement and the other Loan Documents and has made, or has caused to be made under my supervision, a detailed review of the transactions and conditions (financial or otherwise) of the Company and its Subsidiaries during the accounting period covered by the attached financial statements.

4.To the best of the undersigned’s knowledge, the Company and each of its Subsidiaries have, during such period, observed, performed and/or satisfied and/or have caused to be observed, performed and/or satisfied all of their respective covenants and other agreements contained in the Loan Documents to which they are a party, and have satisfied every condition in the Loan Documents to which they are a party to be observed, performed and/or satisfied by them, and the undersigned has no knowledge of any condition, event or occurrence, which constitutes a Default or Event of Default, except as set forth below:

[Describe below (or in a separate attachment to this Certificate) the exceptions, if any, to paragraph 4 above by listing, in detail and with reference to specific sections of the Credit Agreement, the nature of the condition, event or occurrence, the period during which it has existed and the actions that the Company has taken, is taking or proposes to take with respect to such condition, event or occurrence.]

5.The financial covenant and other compliance analyses and information set forth on Schedule 1 attached hereto are true, complete and accurate on and as of the date of this Certificate.

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The foregoing certifications, together with the computations set forth in Schedule 1 hereto, are made and delivered, and the financial statements referenced above are made or posted, as applicable, this ___ day of _______, 20__, pursuant to the provisions of the Credit Agreement.

GRANITE CONSTRUCTION INCORPORATED

By:

Name:

Title:

Check for distribution to PUBLIC and Private side Lenders[1]

[1]	If this is not checked, this certificate will only be posted to Private side Lenders.

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Schedule 1

to Compliance Certificate

1.Indebtedness - Other Indebtedness.  Section 7.03(h)

A.Indebtedness of a Loan Party and/or, upon and after the consummation of the Project Lowercase Acquisition, the Target and its Subsidiaries, in each case, comprised solely of (in each case, excluding Indebtedness incurred, assumed or existing pursuant to or as a result of the Permitted Lowercase Acquisition):

(i)

the outstanding principal amount of unsecured obligations, whether current or long-term, for borrowed money and all obligations evidenced by bonds (other than performance, surety and appeal bonds), debentures, notes, loan agreements or other similar instruments:  $____________________

(ii)	Attributable Indebtedness in respect of capital leases and Synthetic Lease Obligations: $____________________

(iii)	Contingent Acquisition Obligations in respect of any Acquisition or Investment otherwise permitted under the Credit Agreement: $____________________

(iv)	without duplication, Guarantee Obligations with respect to Indebtedness of the types specified in the immediately preceding clauses (i), (ii) and (iii): $____________________

provided that none of the foregoing includes Indebtedness of any co-joint venturer in any Joint Venture to which the Company or any Subsidiary is a party that has been assumed by the Company or any Subsidiary if such Indebtedness was not originally incurred by such co-joint venturer in connection with (and relates solely to) the subject Joint Venture:

B.	(A)(i) plus (A)(ii) plus (A)(iii) plus (A)(iv) to the extent subject to amortization or prepayment at maturity prior to the Maturity Date: $

Requirement:The amount in (B) may not exceed $150,000,000.

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2.Restricted Payments.  Section 7.07(e)

A.	The aggregate amount of shares of the Company’s capital stock, or warrants, rights or options to acquire any such shares for cash, purchased, redeemed or otherwise acquired by the Company: $

Requirement: If the Consolidated Leverage Ratio on a pro forma basis is (i) greater than 2.00 to 1.00, the amount in (A) may not exceed $125,000,000, or (ii) if immediately before and immediately after giving pro forma effect to such purchase, redemption or acquisition, the Consolidated Leverage Ratio is less than 2.00 to 1.00, in an unlimited amount.

3.Minimum Consolidated Interest Coverage Ratio.  Section 7.12(a)

A.	Consolidated EBITDA for the Company and its consolidated Subsidiaries ((A)(i) plus (A)(ii) plus (A)(iii) plus (A)(iv) plus (A)(v) plus (A)(vi)) [2]: $
(i)

Net income, on a consolidated basis, of Company and its Subsidiaries (excluding any Project Debt Entity) from continuing operations, excluding extraordinary items and excluding gains and losses from Dispositions plus Consolidated Tax Expenses for such period and the following to the extent deducted in calculating such Consolidated Net Income for such Subject Period:  $

(ii)	Consolidated Interest Expense for such Subject Period to the extent deducted in calculating Consolidated Net Income: $
(iii)	Depreciation and amortization expense for such Subject Period to the extent deducted in calculating Consolidated Net Income: $
(iv)

Non-cash charges for such period including, but not limited to, (i) non-cash expenses related to stock and equity options, (ii) non-cash expenses related to an Acquisition, and (iii) non-cash impairment charges (excluding any such non-cash charges that represent the accrual of, or reserve for, anticipated cash charges in any future period) for such Subject Period to the extent deducted in calculating Consolidated Net Income:       $

(v)

One-time, non-recurring cash fees and expenses, not to exceed $10,000,000 for all Acquisitions, related to cost savings, restructuring, severance, integration, or consolidation related to an Acquisition, and to

[2]

All components of Consolidated EBITDA for such period shall include or exclude, as the case may be, without duplication, such components of Consolidated EBITDA attributable to any Investment permitted pursuant to Section 7.02(n) of the Credit Agreement other than Construction JV Investments arising in the Ordinary Course of Business consummated during such period or any business or assets that have been Disposed of after the first day of such period and prior to the end of such period, in each case as determined on a pro forma basis, in accordance with Regulation S-X promulgated by the SEC.

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include without limitation advisory, legal, financing, and consulting fees related to an Acquisition, incurred during such Subject Period in connection with the signing a definitive agreement: $
(vi)

Any write-downs associated with the Tappan Zee, I35 and PA500 construction projects for the fiscal quarters ending June 30, 2019, September 30, 2019, December 31, 2019 and March 31, 2020 in an amount not to exceed $68,000,000 in the aggregate: $

B.	Consolidated Interest Expense for the Company and its consolidated Subsidiaries ((B)(i) plus (B)(ii)): $
(i)

All interest, premium payments, fees, charges and related expenses of the Company and its consolidated Subsidiaries in connection with borrowed money (including capitalized interest) or in connection with the deferred purchase price of assets, in each case to the extent treated as interest in accordance with GAAP (excluding such amounts in respect of Project Debt): $

(ii)

The portion of rent expense of the Company and its Subsidiaries with respect to such Subject Period under capital leases that is treated as interest in accordance with GAAP and the portion of Synthetic Lease Obligations payable by the Company and its Subsidiaries with respect to such Subject Period that would be treated as interest in accordance with GAAP if such lease were treated as a capital lease under GAAP (excluding such amounts in respect of Project Debt): $

C.Ratio of (A) to (B): to 1.00

Requirement:	The ratio in (C) (i.e., the ratio of (A) to (B)) may not be less than 4.00 to 1.00 as of the last day of any fiscal quarter of the Company.

4.Maximum Consolidated Leverage Ratio. Section 7.12(b)

A.	Consolidated Funded Indebtedness for the Company and its consolidated Subsidiaries ((A)(i) plus (A)(ii) plus (A)(iii)): $
(i)

On a consolidated basis, the outstanding principal amount of all obligations, whether current or long-term, for borrowed money (including Obligations under the Credit Agreement) and all obligations evidenced by bonds, debentures, notes, loan agreements or other similar instruments of Company and its consolidated Subsidiaries (not including Project Debt):

$

(ii)	Attributable Indebtedness in respect of capital leases, Synthetic Lease Obligations and sale-leaseback transactions of Company and its consolidated Subsidiaries (not including Project Debt): $

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(iii)

Without duplication, Guarantee Obligations with respect to Indebtedness of the types specified in the immediately preceding clauses (i) and (ii) of Persons other than the Company or any Subsidiary:  $____________________

B.	Consolidated EBITDA for the Company and its consolidated Subsidiaries (line (3)(A) above): $

C.Ratio of (A) to (B): to 1.00

Requirement:  The ratio in (C) (i.e., the ratio of (A) to (B)) may not exceed, as of the last day of the fiscal quarters of the Company ending June 30, 2019, September 30, 2019, December 31, 2019 and March 31, 2020, 3.25 to 1.00; and (ii) for the fiscal quarter of the Company ending June 30, 2020 and each fiscal quarter ending thereafter, 3.00 to 1.00; provided that during any Collateral Release Period, the ratio in (C) may not exceed, as of the last day of such fiscal quarter, 2.50 to 1.00; provided, however, for each of the four consecutive fiscal quarters ending after any Acquisition permitted hereunder with total cash consideration in excess of $100,000,000 occurs (excluding, however, the four consecutive fiscal quarters ending June 30, 2019, September 30, 2019, December 31, 2019 and March 31, 2020), the Consolidated Leverage Ratio as of the last day of each such fiscal quarter shall not exceed 3.50 to 1.00.

Applicable Rate:  Pricing Level ____

Pricing Level	Consolidated Leverage Ratio
1	Less than 0.50 to 1.00
2	Greater than or equal to 0.50 to 1.00 but less than 1.00 to 1.00
3	Greater than or equal to 1.00 to 1.00 but less than 1.50 to 1.00
4	Greater than or equal to 1.50 to 1.00 but less than 2.00 to 1.00
5	Greater than or equal to 2.00 to 1.00 but less than 2.50 to 1.00
6	Greater than or equal to 2.50 to 1.00

5.Consolidated Fixed Charge Coverage Ratio. For purposes of determining whether the Company may request a Collateral Release:

A.	Consolidated EBITDA for the Company and its consolidated Subsidiaries (line (3)(A) above): $

Form of Compliance Certificate

119082313_5

B.	Consolidated Fixed Charges for the Company and its consolidated Subsidiaries ((B)(i) plus (B)(ii) plus (B)(iii) plus (B)(iv) plus (B)(v)): $
(i)	Consolidated Interest Expense for the Company and its consolidated Subsidiaries (line 3(B) above): $
(ii)	The aggregate amount of Federal, state, local and foreign taxes paid in cash by the Company and its consolidated Subsidiaries: $
(iii)

The aggregate principal amount of all regularly scheduled principal payments of Consolidated Funded Indebtedness (for the avoidance of doubt, excluding all payments in respect of revolving Indebtedness and prepayments in respect of all Indebtedness) for the Company and its consolidated Subsidiaries:  $

(iv)	the lesser amount of (x) the aggregate amount of all capital expenditures for the Company and its consolidated Subsidiaries and (y) $37,500,000: $
(v)	The aggregate amount of all Restricted Payments made in cash for the Company and its consolidated Subsidiaries: $

C.Ratio of (A) to (B): to 1.00

Form of Compliance Certificate

119082313_5